SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 1998




                   ADVANCED ELECTRONIC SUPPORT PRODUCTS, INC.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)

               Florida                            001-12739                           59-2327-381
------------------------------------ -----------------------------------  -----------------------------------
           (State or other                    (Commission File                     (I.R.S. Employer
            jurisdiction                           Number)                          Identification
          of incorporation)                                                              No.)



                             1810 N.E. 144th Street
                           North Miami, Florida 33181
     ----------------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (305) 944-7710



                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

         On January 11, 1999, the Company announced that Slav Stein and Roman Briskin, the Company's principal executive officers, agreed to the conversion of two promissory notes, as amended, which Messrs. Stein and Briskin own of record, in the outstanding aggregate principal amount of $1,439,125, into shares of the Company's common stock. The conversion of the notes was effective as of December 31, 1998 and, as a consequence of the conversion, the Company issued an aggregate of 799,514 shares of the Company's common stock to Messrs. Stein and Briskin. The conversion of the notes pursuant to the terms of such instruments, as amended, resulted in annual interest savings to the Company of approximately $136,700 and increased the Company's stockholders' equity by the principal amount of the notes (to $8,262,480 at September 30, 1998, on a pro-forma basis).

         The conversion price of the notes represented a 31% premium over the closing price of the Company's common stock on Friday, January 8, 1999 and a 22% premium over the average closing price of the common stock over the 30 trading days prior to the conversion.

         The Company also announced that it recently delivered a letter to all of its shareholders dated December 31, 1998 describing the status of the Company's operations in Russia and in the Ukraine. A copy of such letter is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Current Report.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits

         99.1       Letter to Shareholders dated December 31, 1998.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ADVANCED ELECTRONIC SUPPORT
                                     PRODUCTS, INC.


                                     By: /S/ SLAV STEIN
                                         --------------------------------
                                         Slav Stein, Chief Executive Officer and
                                         President
Dated: January 21, 1999

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

                                INDEX TO EXHIBITS


      EXHIBIT                               EXHIBIT
       NUMBER                             DESCRIPTION
-------------------   ----------------------------------------------------------
        99.1          Letter to Shareholders dated December 31, 1998.


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